UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 10, 2017

Date of Report (Date of Earliest Event Reported)

FIRST POTOMAC REALTY TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-31824	37-1470730
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7600 Wisconsin Avenue, 11th Floor

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

(301) 986-9200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule l3e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure

On August 10, 2017, First Potomac Realty Trust (the “Company”) issued a press release announcing that on September 26, 2017 it will hold a special meeting of shareholders in connection with the previously announced merger pursuant to the Agreement and Plan of Merger, dated June 27, 2017, by and among the Company, First Potomac Realty Investment Limited Partnership, Government Properties Income Trust (“GOV”), GOV NEW OPPTY REIT and GOV NEW OPPTY LP.

Shareholders are entitled to vote at the special meeting if they owned common shares of the Company as of the close of business on August 21, 2017, the record date for the special meeting.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Additional Information and Where to Find It

In connection with the proposed merger transaction, the Company expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which proxy statement will be mailed or otherwise disseminated to the Company’s shareholders when it becomes available. The Company also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the Company will be available free of charge on its website at www.first-potomac.com, or by directing a written request to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20814, Attention: Investor Relations.

The Company and its trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about the Company’s trustees and executive officers in the Company’s definitive proxy statement filed with the SEC on April 6, 2017 in connection with its 2017 Annual Meeting of Shareholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from the Company using the sources indicated above.

Forward-Looking Statements

The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of the Company to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the ability of the Company to obtain the required shareholder approval to consummate the proposed merger transaction; the satisfaction or waiver of other conditions in the merger agreement; the Company’s or GOV’s ability to consummate the proposed merger transaction; the outcome of the current and any future legal proceedings that have or may be instituted against the Company and others related to the merger agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of the Company’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of the Company, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in the Company’s Annual Report on Form 10-K and described from time to time in the Company’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond the Company’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. The Company does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of First Potomac Realty Trust dated August 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST POTOMAC REALTY TRUST

August 10, 2017	/s/ Samantha Sacks Gallagher
Samantha Sacks Gallagher
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of First Potomac Realty Trust dated August 10, 2017.

Exhibit 99.1

First Potomac Realty Trust Announces Special Meeting of Shareholders to Vote on Merger with Government Properties Income Trust

BETHESDA, Md., August 10, 2017 – First Potomac Realty Trust (“First Potomac”)(NYSE: FPO) announced today that it will hold a special meeting of its shareholders (the “Special Meeting”) on Tuesday, September 26, 2017 at 11:00 a.m. Eastern Standard Time at 7600 Wisconsin Avenue, 11th Floor, Bethesda, Maryland 20814. At the Special Meeting, First Potomac’s shareholders will be asked to consider and vote on (i) a proposal to approve the previously announced merger of First Potomac with and into a wholly-owned subsidiary of Government Properties Income Trust (“GOV”) (NASDAQ: GOV) and the other transactions contemplated by the related merger agreement, (ii) a non-binding, advisory proposal to approve the compensation that may become payable to First Potomac’s named executive officers in connection with the merger, and (iii) a proposal to approve any adjournments of the Special Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Special Meeting to approve the merger and the other transactions contemplated by the merger agreement.

The record date for determination of shareholders entitled to vote at the Special Meeting has been set as the close of business on Monday, August 21, 2017.

About First Potomac Realty Trust

First Potomac Realty Trust is a self-administered, self-managed real estate investment trust that focuses on owning, operating, developing and redeveloping office and business park properties in the greater Washington, D.C. region. FPO common shares (NYSE: FPO) are publicly traded on the New York Stock Exchange.

Additional Information and Where to Find It

In connection with the proposed merger transaction, First Potomac expects to file with the Securities and Exchange Commission (the “SEC”) a proxy statement, which proxy statement will be mailed or otherwise disseminated to First Potomac’s shareholders when it becomes available. First Potomac also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by First Potomac with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by First Potomac will be available free of charge on its website at www.first-potomac.com, or by directing a written request to First Potomac Realty Trust, 7600 Wisconsin Avenue, 11th Floor, Bethesda, MD 20814, Attention: Investor Relations.

First Potomac and its trustees and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. You can find information about First Potomac’s trustees and executive officers in First Potomac’s definitive proxy statement filed with the SEC on April 6, 2017 in connection with its 2017 Annual Meeting of Shareholders. Additional information regarding the interests of such potential participants will be included in the proxy statement and other relevant documents filed with the SEC if and when they become available. You may obtain free copies of these documents from First Potomac using the sources indicated above.

Forward-Looking Statements

The forward-looking statements contained in this press release, including statements regarding the proposed merger transaction and the timing of such transaction, are subject to various risks and uncertainties. Although First Potomac believes the expectations reflected in any forward-looking statements contained herein are based on reasonable assumptions, there can be no assurance that our expectations will be achieved. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of First Potomac, are generally identifiable by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or other similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors that may cause the actual results of First Potomac to differ materially from future results, performance or achievements projected or contemplated in the forward-looking statements. Certain factors include, among others, the ability of First Potomac to obtain the required shareholder approval to consummate the proposed merger transaction; the satisfaction or waiver of other conditions in the merger agreement; First Potomac’s or GOV’s ability to consummate the proposed merger transaction; the outcome of the current and any future legal proceedings that have or may be instituted against First Potomac and others related to the merger agreement; the possibility that the anticipated benefits and synergies from the proposed transaction cannot be fully realized or may take longer to realize than expected; the possibility that costs or difficulties related to the integration of First Potomac’s and GOV’s operations will be greater than expected; operating costs and business disruption may be greater than expected; the ability of First Potomac, GOV, or the combined company to retain and hire key personnel and maintain relationships with providers or other business partners pending the consummation of the transaction; changes in general or regional economic conditions; and the impact of legislative, regulatory and competitive changes and other risk factors detailed in First Potomac’s Annual Report on Form 10-K and described from time to time in First Potomac’s filings with the SEC.

The risks set forth above are not exhaustive. Many of these factors are beyond First Potomac’s ability to control or predict. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, First Potomac claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. First Potomac assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. First Potomac does not intend to, and expressly disclaims any duty to, update or revise the forward-looking statements in this discussion to reflect changes in underlying assumptions or factors, new information, future events or otherwise, after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should not rely upon these forward-looking statements after the date of this communication and should keep in mind that any forward-looking statement made in this discussion, or elsewhere, might not occur.

Contacts

Media:

Briean Cargill

Senior Marketing Manager

240-235-5523

bcargill@first-potomac.com

Jonathan Keehner / Joseph Sala / Julie Oakes

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Investors:

Randy Haugh

Vice President, Finance

240-235-5573

rhaugh@first-potomac.com